Alternative High Yield Fund

Summary Prospectus

October 22, 2012

Share Class:	Investor	Institutional	KKR
Ticker:	KHYZX	KHYLX	KHYKX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.kkrfunds.kkr.com. You can also get this information at no cost by calling 855-859-3943 or by sending an email request to investing@kkr.com. The Fund's prospectus and Statement of Additional Information, both dated October 22, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

KKR Alternative High Yield Fund (the "Fund") seeks to generate an attractive total return consisting of a high level of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Investor Class	Institutional Class	KKR Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	KKR Class
Advisory Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses
Shareholder Servicing Fees	N/A	0.10%	N/A
All Other Expenses(1)	0.41%	0.41%	0.41%
Total Other Expenses	0.41%	0.51%	0.41%
Total Annual Fund Operating Expenses	1.31%	1.16%	1.06%

(1)  "All Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$133	$415
Institutional Class	$118	$368
KKR Class	$108	$337

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations as of the date of the Prospectus.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in a portfolio of fixed-income investments. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in corporate fixed-income instruments that are rated below investment grade ("high yield" or "junk") by a nationally recognized statistical rating organization or are unrated but deemed by KKR Asset Management LLC, the Fund's investment adviser (the "Adviser"), to be of comparable quality. These fixed-income instruments may include high yield bonds, notes, debentures, convertible securities, preferred stock and loans.

The Adviser seeks to identify investment opportunities with the potential for attractive risk-adjusted returns by employing a rigorous, fundamentals-based due diligence process that leverages the expertise and experience of its fixed-income investment professionals and portfolio managers who focus extensively on fixed-income investing within the Adviser. The

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KKR Alternative High Yield Fund

Adviser's due diligence process focuses on the preservation of capital within the Fund's portfolio and facilitates the identification of opportunistic, short-term tactical investment opportunities by the Fund as the Adviser seeks to identify and capture discounts or premiums over purchase price in response to changes in market environments and credit events.

The Adviser currently anticipates that the majority of the Fund's investments will be in fixed-income instruments issued by U.S. companies, but the Fund may, from time to time, be invested outside the United States, including investments in issuers located in emerging markets. Such obligations may be U.S. dollar-denominated as well as non-U.S. dollar-denominated, subject to the limitation that the Fund will not invest more than 30% of its total assets in non-U.S. dollar-denominated securities or instruments issued by non-U.S. issuers that are not publicly traded in the United States. The Fund may invest in fixed-income instruments without regard to their maturity.

The Fund may also invest in loan participations. The Fund may seek to obtain market exposure to the securities and instruments in which it invests by investing in exchange-traded funds ("ETFs") and may invest in various types of derivatives, including swaps, futures and options, and structured products in pursuing its investment objective or for hedging purposes. Derivative instruments used by the Fund will be counted towards the 80% investment policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

Market Risk. The value of the securities and instruments in the Fund's portfolio may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Fixed-Income Instruments Risk. The prices of fixed-income instruments respond to economic developments, particularly interest rate changes, changes in the general level of spreads, and changes in the actual or perceived creditworthiness of the issuer of the fixed-income instrument. If interest rates increase, then the price of fixed-rate fixed-income instruments will generally decrease. Fixed-income instruments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

High Yield Securities Risk. High yield securities carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Loan Risk. The risks associated with investing in loans are similar to the risks of investing in high yield securities. If a borrower under a loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the loan, or nothing at all. Collateral used to secure loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal. Unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

Convertible Securities Risk. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline by the credit standing of the issuer and other factors. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely affect the Fund.

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Derivatives Risk. The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

Liquidity Risk. Illiquid and restricted securities may be difficult to dispose of at a fair price at times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

ETF Risk. ETF shareholders are generally subject to the same risks as holders of the underlying securities in the ETF's portfolio. The Fund will bear, along with other shareholders, its pro rata portion of the ETF's expenses, including management fees. In sharing their proportionate share of the Fund's expenses, Fund shareholders may also indirectly bear similar expenses of an ETF.

Non-U.S. Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers.

Foreign Currency Risk. Changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value ("NAV") could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund's use of forward, futures or options contracts to purchase or sell foreign currencies may result in reduced returns to the Fund.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Non-Diversification Risk. Because the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund, it may be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. A high portfolio turnover may increase the brokerage commissions and other transactional expenses that are borne by the Fund.

Performance

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained on the Fund's website at www.kkrfunds.kkr.com or by calling toll-free 1-855-859-3943.

Management

Investment Adviser. KKR Asset Management LLC.

Investment Team. The following investment professionals are primarily responsible for the day-to-day management and oversight of the Fund: Erik A. Falk, Frederick M. Goltz, Christopher A. Sheldon and William C. Sonneborn. Mr. Falk is a member, portfolio manager and co-head of leveraged credit at the Adviser, as well as a member of the Adviser's Portfolio Management Committee. Mr. Goltz is the head of credit strategies and global trading and mezzanine investing at the Adviser, as well as a member of the Adviser's Investment

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KKR Alternative High Yield Fund

Committee and Portfolio Management Committee. Mr. Sheldon is co-head of leveraged credit at the Adviser, as well as a member of the Adviser's Portfolio Management Committee. Mr. Sonneborn is the Chief Executive Officer of the Adviser, as well as a member of KKR's Management Committee and the Adviser's Investment Committee. Messrs. Falk, Goltz, Sheldon and Sonneborn have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment for Investor Class shares is $2,500, the minimum initial investment for Institutional Class shares is $100,000 and the minimum initial investment for KKR Class shares is $5,000,000. There is no minimum for subsequent investments.

You may purchase or sell (redeem) shares by making a request of the Fund in writing to KKR Alternative High Yield Fund, P.O. Box 219295, Kansas City, MO 64121-9295 (Express Mail Address: KKR Alternative High Yield Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling toll-free 1-855-859-3943. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary. You may be charged a fee if you effect transactions through a broker-dealer or other financial intermediary.

Tax Information

The Fund's distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. You may conduct transactions by mail (KKR Alternative High Yield Fund, P.O. Box 219295, Kansas City, MO 64121-9295; Express Mail Address: KKR Alternative High Yield Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling toll-free (1-855-859-3943). You may also purchase or redeem Fund shares through your broker-dealer or other financial intermediary.

SPAHYF1112

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